UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: November 30, 2008

Date of reporting period: May 31, 2008

Item 1.	Report to Stockholders.

Semi-Annual Report

BRISTLECONE FUND

May 31, 2008

Investment Adviser

Bristlecone Value Partners, LLC

10880 Wilshire Blvd., Suite 880

Los Angeles, CA 90024

Phone: 1-877-5BRISTLE

www.bristleconefund.com

Bristlecone Fund Quarterly Commentary

Fiscal Second Quarter 2008 (period ended May 30, 2008)

June 15, 2008

Dear Fellow Shareholders,

Welcome! The Bristlecone Fund began operations on December 31, 2007 and the end of May marked the end of our first full fiscal quarter in operations, making this our inaugural quarterly commentary. The team responsible for managing the fund is genuinely enthusiastic about the launch of the fund (enthusiasm backed by significant personal investment in the fund) and the opportunity to bring Bristlecone’s management services to a broader universe of clients.

One of Bristlecone’s core values is candid and frequent communications with our shareholders. Communications ranks so important to us because we believe the better you understand our philosophy, the investment process, and the portfolio, the more likely you are to make good investment decisions about the fund and enjoy any potential long-term benefits from compounding returns. We hope through these regular communications to inform you and educate you about what to expect from us and your investment in the fund.

	Bristlecone Fund Investment Returns
	2Q Fiscal 2008) (Period: 2/29/2008 – 5/30/2008)	Since Inception (Period: 12/31/2007 – 5/30/2008)
Bristlecone Fund (BVPFX)	5.47%	-4.71%
S&P 500	5.77%	-3.81%

GrossExpense Ratio: 3.59% Net Expense Ratio: 1.25%*

* The Advisor has contractually agreed to limit expenses to 1.25% for at least 3 years and indefinitely thereafter. In the absence of such waivers/reimbursements, total return would be reduced.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling (877) 5BRISTLE or (877) 527-4785. The fund imposes a 2.00% redemption fee on shares held less than 180 days, and if reflected, the fee would reduce the performance shown.

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

As long-term investors, but with only a five-month track record, there is frankly little useful to talk about in terms of investment returns. Over this abbreviated period, it is little more than random noise. We will simply note that the fund trailed the S&P 500 by 0.30% in the quarter and 0.90% since inception and move on to discuss our philosophy and the fund’s investments.

We are long-term investors. That means we typically hold investments for 3 to 5 years. Occasionally, an investment works out more quickly than we expect, but we invest in companies understanding it may take a while for a turnaround to occur or for the market to recognize the value we see in a business. Having only five months under our belt, then, means most of our investments have not had time for either of those developments to occur.

The main contributors to fund investment returns in the quarter were EDS, Health Management Associates (HMA), and Dell. The main detractors were American International Group (AIG), Legg Mason, and Wachovia. EDS jumped following a buyout offer from Hewlett Packard. The offer of $25/share was a premium over the prior stock price, but still valued the company at a discount to our own appraisal, an opinion we have shared with the company’s board. We feel there is a slim chance for a better offer to come along, but the more likely outcome, given the current market environment, is that the deal is completed at that price and we will reinvest the capital in higher return potential opportunities.

HMA and Dell are longer-term turnaround stories showing some early signs of progress. In our estimation, both are high quality companies. The fact that one has a $40 billion market value and the other has a $2 billion market value highlights some of the flexibility the fund enjoys to seek value opportunities across the spectrum of company size and geographic location. HMA is struggling to lower the impact of uncompensated care (charity care plus patients who don’t pay their bills), which spiked across the hospital industry in 2007, but hit HMA particularly hard. Recent results have hinted that the company is making progress in reducing these costs. Dell, which lost its leadership position in some segments of the PC market to Hewlett Packard, has begun, at least temporarily, to regain market share while at the same time improving profitability. Dell is the largest position in the fund because we regard it is a very high quality company trading at a steep discount to our estimate of its intrinsic value. Dell enjoys remarkable returns on invested capital, evidence of a good competitive position (notwithstanding the setbacks it has suffered in the consumer market), and has a very strong balance sheet. Management has been enhancing value by repurchasing a sizable amount of the company through share buybacks at the discounted price.

The laggards all share an obvious connection. Although they are in very different businesses (consumer banking, insurance, and asset management), all three of these financial service providers’ business has been hurt by exposure to the dramatic turmoil in credit markets over the last year. Wachovia has been hit by its exposure to the sharp downturn in residential housing, exacerbated by its ill-timed (or ill-priced) acquisition of Golden West in 2006. Legg Mason suffered from the underlying poor investment returns of some of its investment managers (a business we know pretty well), causing outflows in the first quarter. Legg Mason was also hit by the exposure its money market funds had to mortgage-related securities, so significant amounts of corporate capital have been used to shore up the value of its money market offerings. AIG is exposed to mortgage-backed securities through its credit default swap business.

The flip side of this turmoil in financial markets—even the financial system itself (witness the Fed’s intervention and forced sale of Bear Stearns)—is a market we see as a value investor’s dream. Shares of financial service companies trade at valuations not seen, for the most part, in the last fifteen years. Other economically sensitive sectors have joined in the downturn and also trade at cheap valuations. Being cheap doesn’t make something attractive, but it’s a good starting point. Financial services companies comprise nearly one-third of the fund’s investments and we believe we have a portfolio of high quality names that should survive the current crisis and will most likely emerge as more dominant franchises. Even though recent markets have stretched our patience, not to mention our knowledge of arcane investment products, we believe today’s opportunities are unusually attractive and have positioned the fund to potentially benefit from an eventual turnaround. The members of the fund’s investment management team continue to purchase additional shares of the fund because we find the portfolio so attractive. We hope you do the same.

We invite you to visit our web site (www.bristleconefund.com) to learn more about the fund and stay abreast of news.

Sincerely,

David Fleer Portfolio Manager	Jean-Luc Nouzille Portfolio Manager

Opinions expressed are those of the Fund and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund is a non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Must be preceded or accompanied by a prospectus.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Summary of Investments in this report for a full listing of the funds holdings.

The Bristlecone Funds are distributed by Quasar Distributors, LLC. (7/08)

BRISTLECONE FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; including redemption fees and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/31/07–5/31/08).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 180 days of purchase. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BRISTLECONE FUND

Expense Example (continued)

(Unaudited)

	Bristlecone Fund
	Beginning Account Value December 31, 2007	Ending Account Value May 31, 2008	Expenses Paid During Period December 31, 2007– May 31, 2008
Actual	$1,000.00	$952.90	$5.04
Hypothetical (5% return before expenses)	1,000.00	1,015.47	5.20
*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 151/366 to reflect the one-half year period.

BRISTLECONE FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation.

	Bristlecone Fund	S&P 500 Index
Three Months	5.47%	5.77%

Since Inception (12/31/07)	(4.71)%	(3.80)%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-5BRISTLE. The Fund imposes a 2.00% redemption fee on shares held less than 180 days. Performance quoted does not reflect the redemption fee. If reflected total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Continued

BRISTLECONE FUND

Investment Highlights (Continued)

(Unaudited)

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index. Sector allocations are subject to change.

*	Inception Date

BRISTLECONE FUND

Schedule of Investments

May 31, 2008 (Unaudited)

.	Shares	Value
Common Stocks 85.66%
Automobiles 3.33%
Harley-Davidson, Inc.	1,050	$43,648

Capital Markets 4.01%
Legg Mason, Inc.	975	52,465

Commercial Banks 10.04%
Bank of America Corp.	1,450	49,315
Wachovia Corp.	1,850	44,030
Wells Fargo & Co.	1,385	38,184

Total Commercial Banks		131,529

Commercial Services & Supplies 7.17%
Apollo Group, Inc.(a)	700	33,453
Cintas Corp.	2,050	60,516

Total Commercial Services & Supplies		93,969

Communications Equipment 4.01%
Motorola, Inc.	5,625	52,481

Computers & Peripherals 8.06%
Dell, Inc.(a)	4,575	105,499

Construction Materials 3.15%
Cemex S.A. de C.V.—ADR(a)	1,450	41,238

Consumer Finance 5.31%
American Express Co.	1,500	69,525

Diversified Financial Services 2.34%
Citigroup, Inc.	1,400	30,646

Diversified Telecommunication Services 3.75%
Sprint Corp.	5,250	49,140

Health Care Providers & Services 4.55%
Health Management Associates, Inc.(a)	7,675	59,558

Insurance 8.48%
American International Group, Inc.	1,525	54,900
The Progressive Corp.	2,800	56,168

Total Insurance		111,068

Internet & Catalog Retail 4.09%
Liberty Media Holding Corp.(a)	3,150	53,519

IT Services 4.67%
Electronic Data Systems Corp.	2,500	61,225

Media 0.32%
The DIRECTV Group Inc.(a)	150	4,215

The accompanying notes are an integral part of these financial statements

BRISTLECONE FUND

Schedule of Investments (continued)

May 31, 2008 (Unaudited)

	Shares	Value
Pharmaceuticals 2.60%
Novartis AG—ADR	650	$34,028

Semiconductor & Semiconductor Equipment 4.40%
Intel Corp.	1,150	26,657
Maxim Integrated Products, Inc.	1,400	30,940

Total Semiconductor & Semiconductor Equipment		57,597

Specialty Retail 5.38%
Home Depot, Inc.	2,575	70,452

Total Common Stocks (Cost $1,108,348)		1,121,802

	Principal Amount
Short Term Investments 12.71%
Fidelity Government Portfolio—I 2.210%(b)	$166,398	166,398

Total Short Term Investments (Cost $166,398)		166,398

Total Investments 98.37% (Cost $1,274,746)		1,288,200

Other Assets in Excess of Liabilities 1.63%		21,386

Total Net Assets 100.00%		$1,309,586

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non Income Producing
(b)	Variable Rate

FAS 157—Summary of Fair Value Exposure at May 31, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements

BRISTLECONE FUND

Schedule of Investments (continued)

May 31, 2008 (Unaudited)

The following is a summary of the inputs used, as of May 31, 2008, in valuing the Fund’s investments carried at fair value:

Description	Total	Level 1— Quoted Prices in active markets for identical assets	Level 2— Significant other observable inputs	Level 3— Significant unobservable inputs
Assets:
Securities	$1,288,200	$1,288,200	$0	$0

Total	$1,288,200	$1,288,200	$0	$0

The accompanying notes are an integral part of these financial statements

BRISTLECONE FUND

Statement of Assets and Liabilities

May 31, 2008 (Unaudited)
Assets
Investments, at value (cost $1,274,746)	$1,288,200
Dividends and interest receivable	2,761
Receivable from Adviser	11,809
Receivable for fund shares sold	52,000
Other assets	5,122

Total Assets	1,359,892

Liabilities
Payable for investments purchased	10,448
Payable to affiliates	19,874
Accrued expenses and other liabilities	19,984

Total Liabilities	50,306

Net Assets	$1,309,586

Net Assets Consist Of:
Paid-in capital	$1,298,856
Undistributed net investment income	4,372
Accumulated net realized loss from:
Investments	(7,096)
Net unrealized appreciation on:
Investments	13,454

Net Assets	$1,309,586

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	80,827

Net asset value, redemption price and offering price per share(1)	$16.20

(1)	If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements

BRISTLECONE FUND

Statement of Operations

For the Period Ended May 31, 2008 (Unaudited)
Investment Income
Interest income	$1,836
Dividend income(1)	6,096

Total Investment Income	7,932

Expenses
Administration fees	12,594
Transfer agent fees and expenses	11,578
Fund accounting fees	10,466
Audit and tax fees	10,318
Federal and state registration fees	4,660
Legal fees	3,831
Chief compliance officer fees and expenses	3,774
Reports to shareholders	2,445
Advisory fees	2,421
Custody fees	2,067
Trustees’ fees and related expenses	343
Other expenses	595

Total Expenses	65,092
Less waivers and reimbursement by Adviser	(61,532)

Net Expenses	3,560

Net Investment Income	4,372

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(7,096)
Change in net unrealized appreciation/depreciation on:
Investments	13,454

Net Realized and Unrealized Gain on Investments	6,358

Net Increase in Net Assets From Operations	$10,730

(1)	Net of $82 in withholding tax.

The accompanying notes are an integral part of these financial statements

BRISTLECONE FUND

Statements of Changes in Net Assets

Period Ended May 31, 2008(1) (Unaudited)
From Operations
Net investment income	$4,372
Net realized gain (loss) from:
Investments	(7,096)
Change in net unrealized appreciation/depreciation on:
Investments	13,454

Net increase in net assets from operations	10,730

From Capital Share Transactions
Proceeds from shares sold	1,298,856

Net increase in net assets from capital share transactions	1,298,856

Total increase in net assets	1,309,586

Net Assets:
Beginning of period	—

End of period	$1,309,586

Undistributed Net Investment Income	$4,372

(1)	The Fund commenced operations on December 31, 2007.

The accompanying notes are an integral part of these financial statements

BRISTLECONE FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended May 31, 2008(1) (Unaudited)
Net Asset Value, Beginning of Period	$17.00

Income (loss) from investment operations:
Net investment income	0.05
Net realized and unrealized gain (loss) on investments	(0.85)

Total from investment operations	(0.80)

Net Asset Value, End of Period	$16.20

Total Return(2)	(4.71)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$1,310
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(3)	22.81%
After waiver and expense reimbursement(3)	1.25%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(3)	(20.03)%
After waiver and expense reimbursement(3)	1.53%
Portfolio turnover rate(2)	2.54%

(1)	Fund commenced operations on December 31, 2007.
(2)	Not annualized for periods less than a full year.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements

BRISTLECONE FUND

Notes to Financial Statements

May 31, 2008

(Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Bristlecone Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective and commenced operations on December 31, 2007.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security

BRISTLECONE FUND

Notes to Financial Statements

May 31, 2008

(Unaudited)

when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 180 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. During the period ended May 31, 2008 the Fund did not retain any redemption fees.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means.

(g)	Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(h)	Other

Investment transactions are recorded on trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(i)	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of May 31, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008.

BRISTLECONE FUND

Notes to Financial Statements, continued

May 31, 2008

(Unaudited)

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Fund adopted SFAS No. 157 on January 2, 2008. Adoption of SFAS No. 157 has made no material impact on the Fund’s financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(3)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, which became effective on December 31, 2007, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.85% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.25% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the period ended May 31, 2008, expenses of $61,532 incurred by the Fund were waived by the Adviser. Any such waiver or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expense subject to potential recovery expiring in:

2011	$61,532

BRISTLECONE FUND

Notes to Financial Statements, continued

May 31, 2008

(Unaudited)

(4)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(5)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Ended May 31, 2008
Shares sold	80,827
Shares issued to holders in reinvestment of distributions	—
Shares redeemed	—

Net increase	80,827

(6)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended May 31, 2008, were $1,129,617 and $14,173, respectively. The Fund did not have any purchases or sales of long-term U.S. Government securities.

BRISTLECONE FUND

Notes to Financial Statements, continued

May 31, 2008

(Unaudited)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on October 24, 2007 to consider the initial approval of the Investment Advisory Agreement (the “Agreement”) between the Bristlecone Fund (the “Fund”), a series of the Trust, and Bristlecone Value Partners, LLC, the Fund’s investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreement, detailed comparative information relating to the advisory fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, Form ADV, financial statements, bibliographic information of key personnel, written compliance program and Code of Ethics) and other pertinent information. Mr. David Fleer, the Adviser’s Managing Partner, attended the meeting of the Trustees held on October 24, 2007, and provided information concerning the Fund’s large-cap value investment strategy and the Adviser’s operations and staff, including Mr. Jean-Luc Nouzille, the co-portfolio manager for the Fund. Mr. Fleer reviewed with the Trustees his extensive background and experience in the investment industry and the growth of the Adviser since he co-founded it with Mr. Nouzille in 2004. The Trustees also reviewed the Trust’s post effective amendment to its Form N-1A registration statement, including the prospectus and statement of additional information included therein, relating to the initial registration of the Fund. Based on its evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

DISCUSSION OF FACTORS CONSIDERED

In considering the Agreement and reaching its conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services to be provided by the Adviser to the Fund. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Messrs. Fleer and Nouzille, who had worked together as a team since 1996, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed the structure of the Adviser’s compliance procedures and the information provided by the Adviser in response to the TPM Due Diligence Questionnaire as well as other information provided by the Adviser and forwarded to the Trustees. The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Adviser. The Trustees, in consultation with their independent counsel, reviewed the Adviser’s Compliance Manual and were assured that they were fully compliant with Rule 206(4)-7(a) promulgated under the Investment Advisers Act of 1940, as amended. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISER.

In assessing the portfolio management services to be provided by the Adviser, the Trustees noted Mr. Fleer’s presentation to them on October 24, 2007, during which Mr. Fleer provided information concerning his extensive investment management experience, and that of Mr. Nouzille, as well as the Adviser’s focus on large-cap value investing. Among other things, Mr. Fleer provided an overview of the Adviser’s prior performance using a large-cap value investment strategy. The Trustees also reviewed the qualifications, background and experience of the staff of the Adviser, including Messrs. Fleer and Nouzille, as set forth in the Adviser’s Form ADV and the Fund’s prospectus and statement of additional information. After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the Adviser’s management.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser’s fees. The Trustees considered the cost structure of the Fund relative to its peer group based on the Lipper fee analysis provided to the Trustees. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement. The Trustees noted that the Fund’s contractual management fee of .85%, which placed it in the third quartile of its Lipper peer group, compared to an industry average for such funds of .782%. In reviewing the Fund’s projected total expense ratio, the Trustees compared the Fund’s projected expense ratio of 1.25%, which fell into the bottom of the second quartile of comparable funds, which is below the average of the Fund’s Lipper peer group of 1.668%. Based on the Adviser’s agreement to cap the Fund’s total expenses at 1.25%, the Trustees concluded that the Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the comparative expense and advisory fee information and the Adviser’s investment expertise. The Trustees further concluded that the Adviser’s profit from sponsoring the Fund would not be excessive and would enable the Adviser to maintain adequate profit levels to support its provision of advisory services to the Fund.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees reviewed the structure of the Adviser’s advisory fees and discussed potential economies of scale (and if such economies are realized, how they would be shared with shareholders). The Trustees concluded that the potential economies of scale that the Fund might realize would be achievable under the structure of the Adviser’s advisory fees and the Fund’s expenses. The Trustees reviewed all proposed expense waivers and reimbursements by the Adviser with respect to the Fund. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Fund. The Trustees examined the brokerage of the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

BRISTLECONE FUND

Additional Information

(Unaudited)

Information about Trustees

The Business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-877-5BRISTLE.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	18	Independent Trustee, USA MUTUALS (an open-end Investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (2000–present); Director, Flight Standards & Training (1990–1999).	18	Independent Trustee, USA MUTUALS (an open-end Investment company with two portfolios).

BRISTLECONE FUND

Additional Information, continued

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	18	Director/Trustee, Buffalo Funds (an open-end investment company with nine portfolios); Trustee, USA MUTUALS (an open-end Investment company with two portfolios).

Kathleen Osland 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Chief Compliance Officer	Indefinite Term; Since August 1, 2006	Counsel, U.S. Bancorp Fund Services, LLC (May 2005–present); Associate Counsel Urban & Taylor, S.C. (2003–2005).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Secretary	Indefinite Term; Since November 15, 2005	Legal Compliance Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Vice President	Indefinite Term; Since January 11, 2008	Fund Administration & Compliance, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC the Fund’s distributor.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the semi-annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

Bristlecone Fund has adopted proxy voting policies and procedures that delegate to Bristlecone Value Partners, LLC, the Fund’s investment adviser (the “Adviser”), the authority to vote proxies. A description of Bristlecone Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-5BRISTLE. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record is available without charge, either upon request by calling the Fund toll free at 1-877-5BRISTLE or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

BRISTLECONE FUND

Investment Adviser	Bristlecone Value Partners, LLC 10880 Wilshire Blvd., Suite 880 Los Angeles, California 90024

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 N. River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date August 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date August 1, 2008